                                                                    EXHIBIT 99.1


         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

  The unaudited pro forma condensed combined financial information for Ascend set forth below gives effect to the acquisition of Stratus. The historical financial information set forth below has been derived from, and is qualified by reference to, the consolidated financial statements of Ascend and Stratus, and should be read in conjunction with those financial statements and the notes thereto incorporated by reference herein. The unaudited pro forma condensed combined statement of operations data for the year ended December 31, 1997 and the six months ended June 30, 1998 set forth below give effect to the acquisition as if it occurred on January 1, 1997. The unaudited pro forma condensed combined balance sheet as of June 30, 1998 set forth below gives effect to the acquisition of Stratus as if it occurred on June 30, 1998. The unaudited pro forma condensed combined financial information set forth below reflects certain adjustments, including among others, adjustments to reflect the amortization of the excess purchase price. The information set forth below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and notes to the financial statements of Ascend and Stratus which are incorporated by reference herein from Ascend's and Stratus' Annual Reports on Form 10-K for the years ended December 31, 1997 and December 28, 1997, respectively, and the Quarterly Reports on Form 10-Q from the quarterly periods ended June 30, 1998 and June 28, 1998, respectively. The unaudited pro forma condensed combined financial information set forth below does not purport to represent what the consolidated results of operations or financial condition of Ascend would actually have been if the Stratus acquisition and related transaction had in fact occurred on such date or to project the future consolidated results of operations or financial condition of Ascend. Ascend plans to divest certain lines of business of Stratus. As of the date of this filing, Ascend was in the early stages of determining the impact of divesting such operations and accordingly, the above pro forma information does not include any adjustments relating to the planned sale of the lines of business.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF JUNE 30, 1998
                                 (IN THOUSANDS)

                                                                        PRO FORMA
                                                                        BUSINESS     PRO FORMA
                         ASCEND AS OF  STRATUS AS OF                   COMBINATION     AS OF
                         JUNE 30, 1998 JUNE 28, 1998  COMBINED         ADJUSTMENTS JUNE 30, 1998
                         ------------- ------------- ----------        ----------- -------------
ASSETS
Current assets:
 Cash and cash equiva-
  lents.................  $  164,772     $ 219,785   $  384,557         $     --    $  384,557
 Short-term
  investments...........     198,357        57,960      256,317               --       256,317
 Accounts receivable,
  net...................     268,954        99,823      368,777               --       368,777
 Inventories............     131,902        75,135      207,037               --       207,037
 Deferred income taxes..     107,229        19,857      127,086               --       127,086
 Other current assets...      18,352        14,243       32,595               --        32,595
                          ----------     ---------   ----------         ---------   ----------
Total current assets....     889,566       486,803    1,376,369               --     1,376,369
Investments.............     340,701           --       340,701               --       340,701
Furniture, fixtures and
 equipment, net.........     139,759       141,939      281,698               --       281,698
Other assets............      20,203        68,638       88,841 (1)(3)     37,029      125,870
                          ----------     ---------   ----------         ---------   ----------
Total assets............  $1,390,229     $ 697,380   $2,087,609         $  37,029   $2,124,638
                          ==========     =========   ==========         =========   ==========
LIABILITIES AND
 STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable.......  $   68,788     $  22,016   $   90,804         $     --    $   90,804
 Accrued compensation
  and related
  liabilities...........      21,596        21,570       43,166               --        43,166
 Accrued liabilities....     112,254        15,283      127,537 (3)       116,000      281,293
                                                                (6)        37,756          --
 Deferred revenue.......         --         17,856       17,856 (6)       (17,856)         --
 Income taxes payable...         --         19,900       19,900 (6)       (19,900)         --
                          ----------     ---------   ----------         ---------   ----------
Total current
 liabilities............     202,638        96,625      299,263           116,000      415,263
Long-term obligations...         --          1,163        1,163               --         1,163
Commitments and
 contingencies..........
Stockholders' equity:
 Common stock...........         196           282          478 (3)            18          214
                                                                (3)          (282)         --
 Additional paid-in
  capital...............     985,328       269,249    1,254,577 (3)       825,603    1,810,931
                                                                (3)      (269,249)         --
 Retained earnings......     202,067       472,832      674,899 (1)(3)   (305,000)    (102,933)
                                                                (3)      (472,832)         --
 Cumulative translation
  adjustment............         --         (6,116)      (6,116)(3)         6,116          --
                          ----------     ---------   ----------         ---------   ----------
Subtotal................   1,187,591       736,247    1,923,838          (215,626)   1,708,212
Less: Shares in
 treasury, at cost......         --       (136,655)    (136,655)(3)       136,655          --
                          ----------     ---------   ----------         ---------   ----------
Total stockholders'
 equity.................   1,187,591       599,592    1,787,183           (78,971)   1,708,212
                          ----------     ---------   ----------         ---------   ----------
Total liabilities and
 stockholders' equity...  $1,390,229     $ 697,380   $2,087,609         $  37,029   $2,124,638
                          ==========     =========   ==========         =========   ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                  Information.

              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF
                OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                             ASCEND      STRATUS                                PRO FORMA
                            FOR THE      FOR THE                    PRO FORMA  FOR THE YEAR
                           YEAR ENDED   YEAR ENDED                  BUSINESS      ENDED
                          DECEMBER 31, DECEMBER 28,                COMBINATION DECEMBER 31,
                              1997         1997      COMBINED      ADJUSTMENTS     1997
                          ------------ ------------ ----------     ----------- ------------
Revenues:
  Net product sales.....   $1,167,352    $489,214   $1,656,566       $   --     $1,656,566
  Services..............          --      199,061      199,061           --        199,061
                           ----------    --------   ----------       -------    ----------
Total revenues..........    1,167,352     688,275    1,855,627           --      1,855,627
Cost of sales:
  Product cost of
   sales................      413,570     252,487      666,057           --        666,057
  Services..............          --      125,103      125,103           --        125,103
                           ----------    --------   ----------       -------    ----------
Total cost of sales.....      413,570     377,590      791,160           --        791,160
                           ----------    --------   ----------       -------    ----------
Gross profit............      753,782     310,685    1,064,467           --      1,064,467
Operating expenses:
  Research and
   development..........      155,996      90,647      246,643           --        246,643
  Sales and marketing...      249,129     110,460      359,589           --        359,589
  General and
   administrative.......       35,267      27,438       62,705 (1)     5,286        67,991
  Purchased research and
   development..........      231,100         --       231,100 (2)       --        231,100
  Costs of mergers......      150,271         --       150,271           --        150,271
                           ----------    --------   ----------       -------    ----------
Total operating
 expenses...............      821,763     228,545    1,050,308         5,286     1,055,594
                           ----------    --------   ----------       -------    ----------
Operating income
 (loss).................      (67,981)     82,140       14,159        (5,286)        8,873
Interest and other
 income, net............       23,029      12,877       35,906           --         35,906
                           ----------    --------   ----------       -------    ----------
Income (loss) before
 income taxes...........      (44,952)     95,017       50,065        (5,286)       44,779
Provision for income
 taxes..................       79,422      20,903      100,325           --        100,325
                           ----------    --------   ----------       -------    ----------
Net income (loss).......   $ (124,374)   $ 74,114   $  (50,260)      $(5,286)   $  (55,546)
                           ==========    ========   ==========       =======    ==========
Pro forma net income
 (loss) per share--Basic
 (4) ...................   $    (0.66)   $   3.15                               $    (0.27)
                           ==========    ========                               ==========
Pro forma net income
 (loss) per share--
 Diluted (4) ...........   $    (0.66)   $   3.01                               $    (0.27)
                           ==========    ========                               ==========
Number of shares used in
 pro forma per share
 calculation--Basic
 (4)....................      189,129      23,522                                  206,771
                           ==========    ========                               ==========
Number of shares used in
 pro forma per share
 calculation--Diluted
 (4)....................      189,129      24,635                                  206,771
                           ==========    ========                               ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                  Information.

              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF
               OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                             ASCEND      STRATUS                             PRO FORMA
                          FOR THE SIX  FOR THE SIX               PRO FORMA  FOR THE SIX
                          MONTHS ENDED MONTHS ENDED              BUSINESS   MONTHS ENDED
                            JUNE 30,     JUNE 28,               COMBINATION   JUNE 30,
                              1998         1998     COMBINED    ADJUSTMENTS     1998
                          ------------ ------------ --------    ----------- ------------
Revenues:
  Net product sales.....    $632,469     $195,508   $827,977      $   --      $827,977
  Services..............         --       102,842    102,842                   102,842
                            --------     --------   --------      -------     --------
Total revenues..........     632,469      298,350    930,819                   930,819
Cost of sales:
  Product cost of
   sales................     226,929      117,273    344,202          --       344,202
  Services..............         --        66,289     66,289          --        66,289
                            --------     --------   --------      -------     --------
Total cost of sales.....     226,929      183,562    410,491          --       410,491
                            --------     --------   --------      -------     --------
Gross profit............     405,540      114,788    520,328          --       520,328
Operating expenses:
  Research and
   development..........      87,431       45,593    133,024          --       133,024
  Sales and marketing...     135,063       50,403    185,466          --       185,466
  General and
   administrative.......      19,761       13,225     32,986(1)     2,643       35,629
                            --------     --------   --------      -------     --------
Total operating
 expenses...............     242,255      109,221    351,476        2,643      354,119
                            --------     --------   --------      -------     --------
Operating income
 (loss).................     163,285        5,567    168,852       (2,643)     166,209
Interest and other
 income, net............      10,887        8,097     18,984          --        18,984
                            --------     --------   --------      -------     --------
Income (loss) before
 income taxes...........     174,172       13,664    187,836       (2,643)     185,193
Provision for income
 taxes..................      62,715        6,370     69,085          --        69,085
                            --------     --------   --------      -------     --------
Net income (loss).......    $111,457     $  7,294   $118,751      $(2,643)    $116,108
                            ========     ========   ========      =======     ========
Pro forma net income per
 share--Basic (4).......    $   0.58     $   0.30                             $   0.55
                            ========     ========                             ========
Pro forma net income per
 share--Diluted (4) ....    $   0.55     $   0.29                             $   0.52
                            ========     ========                             ========
Number of shares used in
 pro forma per share
 calculation--Basic
 (4)....................     193,802       23,928                              211,748
                            ========     ========                             ========
Number of shares used in
 pro forma per share
 calculation--Diluted
 (4)....................     203,886       24,824                              222,504
                            ========     ========                             ========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                  Information.

                  NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        COMBINED FINANCIAL INFORMATION

  Pro forma adjustments for the unaudited pro forma condensed combined balance sheet as of June 30, 1998 and statements of operations for the six months ended June 30, 1998 and for the year ended December 31, 1997 are as follows:

  (1) Reflects the preliminary allocation of the purchase price and the amortization of the cost over the fair value of net assets acquired for the Stratus acquisition. The preliminary allocation has resulted in a charge for purchased in-process research and development estimated to be $305 million and estimated goodwill of $37 million which is being amortized over an average period of seven years.

  The total estimated purchase price for the Stratus acquisition has been allocated on a preliminary basis to assets and liabilities based on management's best estimates of their fair value with the excess costs over the net assets acquired allocated to goodwill. This allocation is subject to change pending a final analysis of the value of the assets acquired and, liabilities assumed and divestiture of Stratus' non-telecommunications businesses. The impact of such changes could be material (see note 5 below).

  (2) The pro forma condensed combined statements of operations for the year ended December 31, 1997 and the six months ended June 30, 1998 do not include the purchased research and development related charge of $305 million since it is considered a non-recurring charge.

  (3) To reflect the purchase of all of the outstanding stock of Stratus for a total purchase price of approximately $1.0 billion. The purchase price consisted of approximately $826 million of stock to be issued and the fair value assigned to assumed stock options, and the assumption of approximately $214 million of liabilities consisting of liabilities acquired from Stratus and acquisition and other related costs.

  (4) Pro forma net income (loss) reflects the impact of the adjustments above. Pro forma basic net income (loss) per share is computed using the weighted-average number of shares of common stock outstanding after the issuance of Ascend Common Stock to acquire the outstanding shares of Stratus Common Stock. Pro forma diluted net income per share is computed as described above and also gives effect to any dilutive options and warrants. Dilutive options and warrants are excluded from the computation during loss periods as their effect is antidilutive.

  (5) Upon consummation of the Merger between Ascend and Stratus, Ascend plans to divest certain lines of business of Stratus. As of the date of this filing, Ascend was in the early stages of determining the impact of divesting such operations and accordingly, the above pro forma information does not include any adjustments relating to the planned sale of the lines of business. The preliminary purchase price allocation does not assume any synergies associated with the combination of operations of the two companies nor any benefits from the actions expected to be taken by Ascend upon consummation of the Merger.

  (6) Pro forma reclassifications are made to conform the Stratus presentation to the Ascend presentation.